SUPPLEMENT DATED MAY 1, 2011

To Prospectus Dated May 1, 2008 - for TransSurvivorSM Life VUL
Issued Through Transamerica Life Insurance Co. Separate Account VUL-4

By
Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

INVESTMENT OPTIONS:

Please note the following changes to your investment options:

Effective August 16, 2010:

•	Transamerica Convertible Securities VP was renamed Transamerica AllianceBernstein Dynamic Allocation VP and AllianceBernstein L.P. replaced Transamerica Investment Management, Inc. as sub-adviser.

Effective October 29, 2010:

•
Morgan Stanley UIF International Magnum Portfolio was renamed Morgan Stanley UIF Global Tactical Asset Allocation Portfolio.  Changes to the portfolio were approved by shareholders at a meeting held of September 16, 2010.

Effective March 22, 2011:

•	Transamerica Diversified Equity VP was renamed Transamerica WMC Diversified Equity VP. Wellington Management Company, LLP replaced Transamerica Investment Management, Inc. as sub-adviser.
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Transamerica Growth Opportunities VP was renamed Transamerica Morgan Stanley Growth Opportunities VP.  Morgan Stanley Investment Management Inc. replaced Transamerica Investment Management, Inc. as sub-adviser.

•
Transamerica Money Market VP was renamed Transamerica AEGON Money Market VP.  AEGON USA Investment Management LLC was approved by shareholders to replace Transamerica Investment Management, Inc. as sub-adviser.

•
Transamerica U.S. Government Securities VP was renamed Transamerica AEGON U.S. Government Securities VP and AEGON USA Investment Management LLC was approved by shareholders to replace Transamerica Investment Management, Inc. as sub-adviser.

Effective May 1, 2011:

•	Transamerica Federated Market Opportunity VP was renamed JPMorgan Tactical Allocation VP. JP Morgan Investment Management replaced Federated Equity Management Company of Pennsylvania as sub-adviser.
•
Invesco Van Kampen V.I. High Yield Fund was merged into Invesco V.I. High Yield Fund as a result of shareholder approval at a meeting of shareholders held on April 1, 2011.  Policyholders with policy values in the Invesco Van Kampen V.I. High Yield sub-account on April 29, 2011 had such values transferred to the Invesco V.I. High Yield sub-account.  In addition, on that date, any premium or monthly deduction allocation elections, as well as Dollar Cost Averaging and Automatic Account Rebalancing elections, which were directed to the Invesco Van Kampen V.I. High Yield sub-account were then redirected to the Invesco V.I. High Yield sub-account.

Please see the attached prospectus for each portfolio listed above regarding all such changes.

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The following information replaces the information under the section entitled “Assurance Plus Account”:

Assurance Plus Accounts are no longer available for payment of claim proceeds effective April 1, 2011.  No new accounts will be established, but if you currently have an Assurance Plus Account we will continue to honor that account.

For new claims, unless a settlement option is elected, payments will be made in the form of a lump sum check.

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Federal Tax Considerations:

The following information replaces the first two paragraphs under the section entitled “Economic Growth and Tax Relief Reconciliation Act of 2001”:

In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  Recent legislation has generally extended the EGGTRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012.  The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

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Range of Expenses and Illustrations:

The information included in the table that reflects the range of expenses and the explanation and illustrations contained in Appendix C is out-of-date and should not be relied upon.

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Please Note:  The prospectus supplement that you received dated February 9, 2011 is hereby rescinded.  Please disregard its contents.

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For additional information, you may contact us at our administrative office at 1-866-844-4885, between 8:00a.m. – 6:00p.m., Central time or visit our website at: www.transamerica.com.  TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org  or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS